________________________________________________________________________________

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.        )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement

    [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

    [x] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          WIRELESS TELECOM GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

                                -------------------

Payment of Filing Fee (Check the appropriate box):

    [x] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:

             ___________________________________________________________________

        (2) Aggregate number of securities to which transaction applies:

             ___________________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             ___________________________________________________________________

       (4) Proposed maximum aggregate value of transaction:

             ___________________________________________________________________

       (5) Total fee paid:

             ___________________________________________________________________

    [ ] Fee paid previously with preliminary materials:

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount previously paid: ___________________

        (2) Form, Schedule or Registration Statement no.: ___________________

        (3) Filing Party: ___________________

        (4) Date Filed: ___________________
________________________________________________________________________________

                          WIRELESS TELECOM GROUP, INC.
                             EAST 64 MIDLAND AVENUE
                           PARAMUS, NEW JERSEY 07652
                                 (201) 261-8797

                              -------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON FRIDAY, JUNE 29, 2001

To the Stockholders of
WIRELESS TELECOM GROUP, INC.:

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Wireless Telecom Group, Inc., a New Jersey corporation (the 'Company'), will be held at the Radisson Inn, 601 From Road, Paramus, New Jersey 07652, on Friday, June 29, 2001, at 10:00 a.m., local time (the 'Meeting'), for the following purposes:

    1. To elect each Edward Garcia, John Wilchek, Demir Richard Eden, Franklin
       H. Blecher and Henry L. Bachman as a member of the Company's Board of Directors, for a term of one year or until their respective successors are elected and qualified; and

    2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    The close of business on Monday, April 30, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The transfer books of the Company will not be closed.

    All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by (i) filing written notice of such revocation with the Secretary of the Company, (ii) submission of a duly executed proxy bearing a later date or (iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to: Ms. Reed E. DuBow, Secretary, Wireless Telecom Group, Inc., East 64 Midland Avenue, Paramus, New Jersey 07652. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                          By Order of the Board of Directors,

                                          REED E. DUBOW
                                          Secretary

    Dated: May 7, 2001

                          WIRELESS TELECOM GROUP, INC.
                             EAST 64 MIDLAND AVENUE
                           PARAMUS, NEW JERSEY 07652
                                 (201) 261-8797
                              -------------------
                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             FRIDAY, JUNE 29, 2001
                              -------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Wireless Telecom Group, Inc., a New Jersey corporation (the 'Company'), of proxies in the enclosed form for the Annual Meeting of Stockholders to be held at the Radisson Inn, 601 From Road, Paramus, New Jersey 07652, on Friday, June 29, 2001, at 10:00 a.m., local time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders (the 'Meeting'). The persons named in the enclosed proxy form will vote the shares of the Company's common stock, par value $.01 per share (the 'Common Stock'), for which they are appointed in accordance with the directions of the stockholders appointing them. In the absence of such directions, such shares will be voted 'FOR' Proposal 1 set forth herein and, in their best judgment, will be voted on any other matters as may come before the Meeting. Any stockholder giving a proxy has the power to revoke such proxy at any time before it is voted by (i) filing written notice of such revocation with the Secretary of the Company, (ii) submission of a duly executed proxy bearing a later date or (iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to: Ms. Reed E. DuBow, Secretary, Wireless Telecom Group, Inc., East 64 Midland Avenue, Paramus, New Jersey 07652. A return envelope which requires no postage if mailed in the United States is enclosed herewith for your convenience.

    The principal executive offices of the Company are located at East 64 Midland Avenue, Paramus, New Jersey 07652. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's stockholders is May 7, 2001 (the 'Mailing Date').

                               VOTING SECURITIES

    Only holders of shares of the Company's Common Stock of record at the close of business on April 30, 2001 (the 'Record Date') are entitled to vote at the Meeting. On the Record Date, there were 17,835,977 shares of Common Stock outstanding and entitled to vote. Each outstanding share of Common Stock is entitled to one (1) vote on all matters to be acted upon at the Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum. If a quorum is present, a plurality vote of the shares of Common Stock present (either in person or by proxy) at the Meeting and entitled to vote is required for the election of the director nominees. Proxies that are marked 'abstain' and proxies relating to 'street name' shares that are returned to the Company but marked by brokers as 'not voted' ('broker non-votes') will be treated as present for purposes of determining whether a quorum is present, but will have no effect on the election of directors. Any shares of Common Stock held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable American Stock Exchange rules, will be considered shares of Common Stock not entitled to vote and will therefore not be considered in the tabulation of the votes. Proxy ballots are received and tabulated by the Company's transfer agent and certified by the inspector of election.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

    At the Meeting, stockholders will be requested to vote for five (5) Director nominees to serve on the Company's Board of Directors until the next annual meeting of stockholders or until their respective successors are elected and qualified. The accompanying form of proxy will be voted 'FOR' the election of the five nominees named below as directors, unless the voting stockholder indicates otherwise on such proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted FOR the election of such person or persons as shall be designated by the directors.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

    The current directors and executive officers of the Company are as follows:

                   NAME                     AGE                    POSITION
                   ----                     ---                    --------
Edward J. Garcia(1)(2)(5).................  36    Chairman of the Board, Chief Executive
                                                    Officer and President
Marc Wolfsohn.............................  46    Chief Financial Officer
Demir Richard Eden(3)(5)..................  61    Director
Henry L. Bachman(4)(5)....................  71    Director
John Wilchek(1)(4)(5).....................  60    Director
Franklin H. Blecher(3)(4)(5)..............  72    Director

---------

(1) Member of Stock Option Committee

(2) Trustee for Profit Sharing Plan

(3) Member of Compensation Committee

(4) Member of Audit Committee

(5) Director Nominee

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE 'FOR' THE ELECTION OF THE ABOVE NAMED FIVE NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

    Edward J. Garcia, a director nominee, has served as Chairman of the Board, Chief Executive Officer and President of the Company since January 1999. Prior to becoming Chairman of the Board, Chief Executive Officer and President, Mr. Garcia had served as Vice President of Operations since October 1995 and Executive Vice President and Chief Operating Officer since August 1996. Mr. Garcia joined the Company in 1990 and has served in various positions, including sales manager and Chief Engineer.

    Marc Wolfsohn joined the Company in November 2000 and has served as the Company's Chief Financial Officer since March 2001. From 1996 to 1999, Mr. Wolfsohn served as CFO of Good Stuff, LLC, a marketer, manufacturer and importer of licensed toys. From 1994 to 1996, Mr. Wolfsohn was employed by Peter Brams Design Division of JAC MEL, Inc. as a Vice President of Finance and has several years of accounting and finance experience with other manufacturing, publicly traded companies. Mr. Wolfsohn earned his New York State CPA while at Arthur Andersen & Co. and has his BBA degree in Accounting from Baruch College (CUNY).

    Demir Richard Eden, a director nominee, became a director of the Company in May 1993 and served as the Company's Acting Chief Financial Officer from January 1999 until March 2001. Mr. Eden served as President of the Company from October 1998 to January 1999. Mr. Eden has also served as President, CEO and the Chairman of Intra Computer, Inc., a manufacturing and engineering consulting company, since its founding in 1979. Mr. Eden has a Master of Science degree in Electronics and Business Administration from Istanbul Technical University as well as an MS in Computer Science from New York Polytechnic University.

    Henry L. Bachman, a director nominee, became a director of the Company in January 1999 and has a 48-year career in the electronics industry. From 1951 to 1996, Mr. Bachman served as Vice President of Hazeltine, a subsidiary of Marconi Aerospace Systems Inc., Advanced Systems Division, on a full-time basis and currently provides consulting services to them on a part-time basis. Mr. Bachman was President of The Institute of Electrical and Electronics Engineers (IEEE). Mr. Bachman has a Bachelor's degree and MS degree from Polytechnic University as well as completed the Advanced Management Program at Harvard Sloan School of Management.

    John Wilchek, a director nominee, became a director of the Company in May 1993. He was the founder, President, CEO and Chairman of Zenith Knitting Mills until his retirement in 1991.

    Franklin H. Blecher, Ph.D., a director nominee, became a director of the Company in November 1994. In a distinguished thirty-seven year career with AT&T Bell Laboratories, Dr. Blecher held several significant positions, including Executive Director of the Technical Information Systems Division from 1987 to 1989 and Executive Director of the Integrated Circuit Design Division from 1982 to 1987 and has previously served as a Director of the Mobile Communications Laboratory. Dr. Blecher has made significant contributions in the area of transistor design for computer applications. He has also developed widely used telephone and cellular transmission systems. His laboratory's work in the cellular field was used by the FCC to establish standards for commercial cellular systems. Dr. Blecher received his Ph.D. from New York Polytechnic University where he is presently a member of the Corporate Board and is Past Chairman of the Engineering Foundation.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the 'Commission') initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors and greater than 10% beneficial owners are required by regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons with the Commission.

    Based solely upon the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that the Company's executive officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements.

MEETINGS OF THE BOARD

    During the fiscal year ended December 31, 2000, there were five (5) formal meetings of the Company's Board of Directors, several actions by unanimous consent and several informal meetings. The Board of Directors has a Stock Option Committee, an Audit Committee and a Compensation Committee. During the fiscal year ended December 31, 2000, there were five (5) formal meetings of the Stock Option Committee, one (1) formal meeting of the Audit Committee and one (1) formal meeting of the Compensation Committee. Each director of the Company attended all meetings of the Board of Directors and Committees of which he was a member during the fiscal year ended December 31, 2000.

COMMITTEES OF THE BOARD OF DIRECTORS

    The Stock Option Committee serves at the pleasure of the Board of Directors, and is authorized to administer the Company's stock option plans, including granting, repricing and canceling incentive stock options and non-qualified stock options authorized for grant thereunder, determining optionees and the terms of options granted to such optionees. The members of the Stock Option Committee are Messrs. Edward J. Garcia and John Wilchek. See 'Stock Option Plans.'

    The Audit Committee serves at the pleasure of the Board of Directors, and is authorized to review proposals of the Company's auditors regarding annual audits, recommend the engagement or discharge of the auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. The members of the Audit Committee are Messrs. Henry L. Bachman, Franklin H. Blecher and John Wilchek.

    The Compensation Committee serves at the pleasure of the Board of Directors, and is authorized to establish salaries, incentives and other forms of compensation for officers, directors and certain key employees and consultants, administer the Company's various incentive compensation and benefit plans and recommend policies relating to such plans. The members of the Compensation Committee are Messrs. Franklin H. Blecher and Demir Richard Eden.

    The Company does not have a formal Nominating Committee or Executive Committee of the Board of Directors. Non-employee directors receive an attendance fee of $2,000 per meeting.

                             EXECUTIVE COMPENSATION

    The following table sets forth, for the years ended December 31, 2000, 1999 and 1998, the annual and long-term compensation for the Company's Chief Executive Officer and its most highly compensated executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 2000 (each, a 'Named Executive Officer').

                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                             COMPENSATION
                                                ANNUAL COMPENSATION             AWARDS
                                          --------------------------------   ------------      ALL OTHER
   NAME AND PRINCIPAL POSITION     YEAR    SALARY     BONUS        OTHER       OPTIONS      COMPENSATION(1)
   ---------------------------     ----    ------     -----        -----       -------      ---------------
Edward J. Garcia ................  2000   $160,406   $100,000(3)    --         300,000          $8,407
  Chairman of the Board, CEO and   1999   $152,650   $100,000(4)    --          80,000          $8,081
  President(2)                     1998   $128,376      --          --          75,000          $7,947

---------
(1) Includes the total estimated value for the use of an automobile of $1,891, $1,645 and $1,470 for fiscal years ended December 31, 2000, 1999 and 1998, respectively, for Mr. Garcia. Also includes the total premiums paid on split-dollar life insurance for Mr. Garcia and the matching contribution to the Wireless Telecom Group 401(k) Profit Sharing Plan.
(2) Mr. Garcia currently serves as the Company's Chief Executive Officer, Chairman of the Board and President and has done so since January 1999. From August 1996 to January 1999, Mr. Garcia served as Vice President and since August 1996 as Chief Operating Officer.
(3) Granted to Mr. Garcia in recognition of the successful acquisition of Boonton Electronics Corporation.
(4) Granted to Mr. Garcia in recognition of the successful sale of the Company's wireless test equipment business.

                       OPTION GRANTS IN FISCAL YEAR 2000

                                               INDIVIDUAL GRANTS
                             ------------------------------------------------------    POTENTIAL REALIZABLE
                                            PERCENT OF                                   VALUE AT ASSUMED
                              NUMBER OF    TOTAL OPTIONS                               ANNUAL RATES OF STOCK
                             SECURITIES     GRANTED TO                                PRICE APPRECIATION FOR
                             UNDERLYING    EMPLOYEES IN    EXERCISE OF                      OPTION TERM
                             OPTION/SARS    FISCAL YEAR    BASE PRICE    EXPIRATION   -----------------------
           NAME              GRANTED (#)      2000(1)        ($/SH)         DATE        5% ($)      10% ($)
           ----              -----------      -------        ------         ----        ------      -------
Edward J. Garcia ..........    100,000          9.1%          $3.13        4/19/10     $196,530     $498,045
  Chairman of the Board,       100,000          9.1%          $2.63        7/13/10     $165,085     $418,357
  CEO and President            100,000          9.1%          $2.19       11/27/10     $137,571     $348,631

---------
(1) Based upon a total of 1,099,260 options granted to all employees and consultants during fiscal year 2000.

                       AGGREGATE OPTION EXERCISES IN THE
                 YEAR ENDED DECEMBER 31, 2000 AND OPTION VALUES

                                                   NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                            SHARES                        OPTIONS                IN-THE-MONEY OPTIONS AT
                           ACQUIRED                 AT FISCAL YEAR END              FISCAL YEAR END(1)
                              ON      VALUE    -----------------------------   ----------------------------
          NAME             EXERCISE  REALIZED  EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
          ----             --------  --------  -----------    -------------    -----------   -------------
Edward J. Garcia ........     --        --       107,000         413,000            $30,000        $120,000
  Chairman of the Board,
  CEO and President

---------
(1) Based upon the closing market price of the Company's Common Stock ($1.875 per share) on December 31, 2000.

EMPLOYMENT AGREEMENT

    Edward Garcia has entered into an employment agreement effective August 1, 1999 with Wireless. Mr. Garcia is currently compensated at a base annual salary of $175,000. Mr. Garcia will also receive an annual bonus, the amount of which shall be determined by the Board of Directors in their discretion. The employment agreement provides that, in the event of termination of Mr. Garcia for good reason, without cause, or in the case of Mr. Garcia's non-renewal, as such terms are defined therein, Mr. Garcia shall be entitled to receive: (a)a lump sum in an amount equal to three (3) years of his base annual salary; (b) benefits coverage for him and his dependents, at the same level and at the same charges as immediately prior to his termination, for a period of three (3) years following his termination from Wireless; (c) all accrued obligations, as defined therein; (d) with respect to each incentive pay plan (other than stock options or other equity plans) of Wireless in which Mr. Garcia participated at the time of termination, an amount equal to the amount that would have been earned if he had continued employment for three (3) additional years; and (e) with respect to stock options and other equity plans in which Mr. Garcia participated at the time of termination, any stock options or restricted stock that would vest or become non-forfeitable in the five (5) years after termination. If Mr. Garcia is terminated by reason of disability, he shall be entitled to receive, for three (3) years after such termination, his base annual salary less any amounts received under a long term disability plan. If he is terminated by reason of his death, his legal representatives shall receive the balance of any remuneration due him. The term of the employment agreement is three (3) years from the date of execution with a renewal period of two (2) years, such renewal to occur automatically unless either Wireless or Mr. Garcia terminates the employment agreement upon six (6) months written notice.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee are Messrs. Franklin H. Blecher and Demir Richard Eden. Mr. Eden served as President of the Company from October 1998 to January 1999 and had been Acting Chief Financial Officer of the Company from January 1999 until March 2001. See 'Directors and Executive Officers of the Registrant.'

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company strives to apply a uniform philosophy regarding compensation for all of its employees, including the members of its senior management. This philosophy is based upon the premise that the achievements of the Company result from the combined and coordinated efforts of all employees working toward common goals and objectives in a competitive, evolving market place.

    The goals of the Company's compensation program are to align remuneration with business objectives and performance, and to enable the Company to retain and competitively reward executive officers who contribute to the long-term success of the Company. The Company attempts to pay its executive officers competitively in order that it will be able to retain the most capable people in the industry. Information with respect to levels of compensation being paid by comparable companies is obtained from various publications and surveys.

    Mr. Edward J. Garcia has served as the Company's Chief Executive Officer, President and Chairman of the Board of Directors since January 1999. In the fiscal year ended December 31, 2000, Mr. Garcia received $160,406 in salary, $100,000 in bonuses, options to purchase 300,000 shares of the Company's Common Stock and $8,407 in other compensation. Mr. Garcia's compensation for the 2000 fiscal year was based on his qualitative managerial efforts and business ingenuity, including his efforts and activities associated with negotiating the purchase of Boonton Electronics Corporation, consummated on July 7, 2000. See 'Executive Compensation.'

The Compensation Committee
Messrs. Franklin H. Blecher and Demir Richard Eden

                             AUDIT COMMITTEE REPORT

TO OUR STOCKHOLDERS

    In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2000:

    (1) The Audit Committee reviewed and discussed the audited financial statements with management;

    (2) The Audit Committee discussed with the independent auditors the material required to be discussed by SAS 61 (as may be modified or supplemented);

    (3) The Audit Committee reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

    (4) Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2000 Annual Report on Form 10K.

AUDIT COMMITTEE CHARTER

    The Board of Directors of the Company has formally adopted a charter for the Audit Committee. The Audit Committee Charter is set forth in Exhibit A to this Proxy Statement.

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

    All three Audit Committee members are independent, as defined in the AMEX's listing standards.

MEMBERS OF AUDIT COMMITTEE
Henry L. Bachman
Franklin H. Blecher
John Wilchek

FEES PAID TO PRINCIPAL ACCOUNTANTS

AUDIT FEES

    The aggregate fees paid for the annual audit and for the Company's financial statements included in the Company's Annual Report on Form 10-K for the most recent fiscal year and the review of the financial statements included in the Company's Forms 10-Q for the most recent fiscal year were $65,318.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    The aggregate fees billed for services of the type described in final Rule 2-01 (c)(4)(ii)(B)(information technology services) of Regulation S-X rendered by the registrant's principal accountant during the most recent fiscal year were $0.

ALL OTHER FEES

    The fees billed for all other non-audit services, including fees for tax-related services, rendered by the principal accountant during the most recent year, were $30,246.

                               PERFORMANCE GRAPH

    The graph below presents the cumulative total returns for the Company's Common Stock (WTT) compared with (i) the American Stock Exchange Market Value Index and (ii) a peer group index of 60 companies selected on an industry basis. The graph assumes that the value of the investment in the Company's Common Stock, the American Stock Exchange Market Value Index and the peer group index each was $100 on December 29, 1995 and that all dividends were reinvested. All of the indices include only companies whose common stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended, for at least the time frame set forth in the graph.

    The total shareholder returns depicted in the graph are not necessarily indicative of future performance. The Performance Graph and related disclosure shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the graph and such disclosure by reference.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                      AMONG WIRELESS TELECOM GROUP, INC.,
                      AMEX MARKET INDEX AND SIC CODE INDEX

                              [PERFORMANCE GRAPH]


                     ASSUMES $100 INVESTED ON JAN. 1, 1996
          ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING DEC. 29, 2000

                                                                 FISCAL YEAR ENDING
                               DECEMBER 29,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 29,
    COMPANY/MARKET/INDEX         1995           1996           1997           1998           1999           2000
Wireless Telecom Group,
  Inc. ......................      $100           $124           $ 78           $ 23           $ 40           $ 23
SIC Code Index...............      $100           $120           $124           $135           $213           $192
AMEX Market Index............      $100           $106           $127           $125           $156           $154

                           401(k) PROFIT SHARING PLAN

    The Company's 401(k) Profit Sharing Plan (the 'PSP') is qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the 'Code'). The effective date of the PSP is January 1, 1991. This plan is administered under a Trust of which Mr. Edward J. Garcia, the Company's Chief Executive Officer, President and Chairman of the Board, is the Trustee. All employees of the Company, who are 21 years or older, including its executive officers, are eligible to participate in the PSP after six months of employment with the Company.

    Under the PSP, participating employees have the right to elect that their contributions to this plan be made from reductions from the compensation owed to them by the Company, up to 15% of their compensation per annum not to exceed $10,500 for 2000. In addition, the Company, at its discretion, can make contributions to this plan of up to 6% of the participant's annual compensation that will be allocated among them. Participating employees are entitled to full distribution of their share of the Company's contribution under this plan upon their death, total disability, when they reach Normal Retirement Age (age 60) or when they reach Early Retirement Age (age 55). If their employment is terminated earlier, their share of the Company's contributions will depend upon their number of years of employment with the Company.

    All participating employees have the right to receive 100% of their own contributions to the PSP upon any termination of employment. Apart from the Company's and employees' contributions, they may receive investment earnings relating to the funds in their account under this plan.

    Benefits under the PSP are payable to eligible employees in a single lump sum or in installments upon termination of their employment, although in-service withdrawals are permitted under certain circumstances. If more than 60% of its contributions are allocated to key employees, the Company will be compelled to contribute 3% of their annual compensation to each participating non-key employee's account for that year. If the Company terminates this plan, participating employees are entitled to 100% of the Company's contributions credited to their accounts. Contributions to the plan for Fiscal 2000 and Fiscal 1999 aggregated $29,933 and $30,191, respectively.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information regarding the Company's Common Stock owned as of the Record Date by (i) each person who is known by the Company to beneficially own more than 5% of its outstanding Common Stock,
(ii) each director and Named Executive Officer, and (iii) all officers and directors as a group without naming them. Except as otherwise set forth below, the address of each such person is c/o Wireless Telecom Group, Inc., E. 64 Midland Avenue, Paramus, New Jersey, 07652.

                                                               AMOUNT AND NATURE OF     PERCENTAGE
                    NAMES AND ADDRESSES                       BENEFICIAL OWNERSHIP(1)    OWNED(2)
                    -------------------                       -----------------------    --------
Edward J. Garcia(3).........................................           237,000             1.3%
Demir Richard Eden .........................................            65,000            *
  120-10 Audley Street
  Kew Gardens, NY(4)
John Wilchek ...............................................            52,000            *
  211 Mohican Lane
  Franklin Lakes, NJ(5)
Franklin H. Blecher ........................................            46,500            *
  6039 Collins Ave.
  Miami Beach, FL(6)
Henry Bachman ..............................................            33,000            *
  5 Brandy Road
  Cold Spring Harbor, NY(7)
Marc Wolfsohn(8)............................................                 0            *
All officers and directors as a group (6 persons)(9)........           433,500             2.4%
FMR Corp.  .................................................         1,270,800             7.1%
  82 Devonshire Street
  Boston, MA 02109(10)

---------

*   Less than one percent.

 (1) Except as otherwise set forth in the footnotes below, all shares are beneficially owned, and the sole voting and investment power is held by the persons named.

 (2) Based upon 17,835,977 shares of Common Stock outstanding as of the Record Date.

 (3) Ownership consists of 75,000 shares of Common Stock and 162,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes an aggregate of 358,000 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days of the Record Date.

 (4) Ownership consists of 25,000 shares of Common Stock and 40,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes 60,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.

 (5) Ownership consists of 12,000 shares of Common Stock and 40,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes 60,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (6) Ownership consists of 16,500 shares of Common Stock and 30,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date. Excludes 60,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.

 (7) Ownership includes 1,000 shares of Common Stock and 32,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date. Excludes 48,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.

 (8) Ownership consists of 0 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date. Excludes 60,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.

 (9) Consists of 129,500 shares of the Company's Common Stock and 304,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes 646,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.

(10) Based on information set forth in Schedule 13-G/A, dated February 14, 2001, filed with the Commission on February 14, 2001.

DIRECTOR COMPENSATION

    Director Fees. Directors who are not employees of the Company are compensated for their services according to a standard arrangement authorized by a resolution of the Board of Directors. Such directors are paid an annual retainer of $2,000 for each meeting of the Board of Directors attended by such director.

DIRECTOR AND OFFICER LIABILITY

    New Jersey's Business Corporation Act permits New Jersey corporations to include in their certificates of incorporation a provision eliminating or limiting the personal liability of directors and officers of the corporation for damages arising from certain breaches of fiduciary duty. The Company's Certificate of Incorporation includes a provision eliminating the personal liability of directors and officers to the Company and its stockholders for damages to the maximum extent permitted by New Jersey law, including exculpation for acts of omissions in violation of directors' and officers' fiduciary duties of care. Under current New Jersey law, liability is not eliminated in the case of a breach of a director's or officer's duty of loyalty (i.e., the duty to refrain from transactions involving improper conflicts of interest) to the Company or its stockholders, the failure to act in good faith, the knowing violation of law or the obtainment of an improper personal benefit. The Company's Certificate of Incorporation does not have an effect on the availability of equitable remedies (such as an injunction or rescissions) for breach of fiduciary duty. However, as a practical matter, equitable remedies may not be available in particular circumstances. The Company also has in effect under a policy effective January 19, 2001, and expiring on January 19, 2002, insurance covering all of its directors and officers against certain liabilities and reimbursing the Company for obligations for which it occurs as a result of its indemnification of such directors, officers and employees.

STOCK OPTION PLANS

1995 PLAN

    Under the Company's 1995 Incentive Stock Option Plan (the 'Plan') options to purchase a maximum of 1,750,000 shares of Common Stock of the Company may be granted to officers and other key employees of the Company. Options granted under the Plan are intended to qualify as incentive stock options as defined in the Internal Revenue Code (the 'Code').

    The Plan is administered by the Stock Option Committee which is composed of two members of the Board up for election at the Meeting, Mr. Edward J. Garcia, the Company's President, Chairman of the Board and Chief Executive Officer; and Mr. Wilchek, a director. The purpose of the Plan is to ensure the retention of existing personnel and key employees, to attract experienced and competent individuals to the Company, to encourage proprietary interest in the Company, and to provide additional incentive by permitting such individuals to participate in the ownership of the Company. The criteria the Stock Option Committee uses in granting options pursuant to the Plan is consistent with these purposes.

    Options granted under the Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive option granted under the Plan to a shareholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. The aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year may not exceed $100,000.

    Options granted under the Plan to officers or employees of the Company may be exercised only while the optionee is employed or retained by the Company or within 30 days of the date of termination of the employment relationship. However, options which are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within three (3) months of the date of termination of the employment relationship. Upon the exercise of an option, payment may be made by cash or by any other means that the Stock Option Committee determines. No option may be granted under the Plan after February 19, 2005 on which date the Plan will expire. Options may be granted only to such employees and officers of the Company as the Stock Option Committee shall select from time to time in its sole discretion, provided that only employees of the Company shall be eligible to receive incentive options.

    The Stock Option Committee will, in its discretion, determine (subject to the terms of the Plan) who will be granted options, the time or times at which options shall be granted, and the number of shares subject to each option and the manner in which options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and such other factors deemed relevant in accomplishing the purpose of the Plan.

    Under the Plan, the optionee has none of the rights of a shareholder with respect to the shares issuable upon the exercise of the option until such shares shall be issued upon such exercise. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the Plan. During the lifetime of the optionee, an option shall be exercisable only by the optionee. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of decent and distribution.

    The Board of Directors may amend or terminate the Plan except that shareholder approval is required to effect a change so as to increase the aggregate number of shares that may be issued under the Plan (unless adjusted to reflect such changes as a result of a stock dividend, stock split, recapitalization, merger or consolidation of the Company), to modify the requirements as to eligibility to receive options, to increase materially the benefits accruing to participants or as otherwise may be required by Rule 16b-3,
Section 422 or Section 162(m) of the Code. No action taken by the Board may materially and adversely affect any outstanding option grant without the consent of the optionee.

FEDERAL TAX CONSEQUENCES

    Under current tax law, there are no Federal income tax consequences to either the employee or the Company on the grant of incentive options if granted under the terms set forth in the Plan. Incentive option holders incur no regular Federal income tax liability at the time of grant or upon exercise of such option, assuming that the optionee was an employee of the Company from the date the option was granted until 90 days before such exercise. However, upon exercise, the Spread must be added to regular Federal taxable income in computing the optionee's 'alternative minimum tax' liability. An optionee's basis in the shares received on exercise of an incentive stock option will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of such option.

    If the holder of shares acquired through exercise of an incentive option sells such shares within two years of the date of grant of such option or within one year from the date of exercise of such option (a 'Disqualifying Disposition'), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of such sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable ordinary income will be deductible by the Company in the year of the Disqualifying Disposition.

    At the time of sale of shares received upon exercise of an option (other than a Disqualifying Disposition of shares received upon the exercise of an incentive option), any gain or loss is long-term or short-term capital gain or loss, depending upon the holding period.

    The foregoing is not intended to be an exhaustive analysis of the tax consequences relating to stock options issued under the Plan. For instance, the treatment of options under state and local tax laws, which is not described above, may differ from the treatment for Federal income tax purposes.

2000 PLAN

    The 2000 Plan provides that options granted under such plan at the discretion of the Committee may become exercisable in such number of cumulative installments as the Committee may establish; provided, however, no option may be exercisable until at least six months and one day from the date of grant. However, in the case of Incentive Stock Options ('ISOs'), the exercise price shall be no less than the fair market value of the Company's Common Stock on the date of grant (110% in the case of stockholders owning more than 10% of the Company's voting securities), and shall expire no later than the tenth (10th) anniversary of the date of grant (the fifth (5th) anniversary in the case of stockholders owning more than 10% of the Company's voting securities). Generally, ISOs, to the extent such options are vested, may be exercised within a period of
(i) ninety (90) days in the event an optionee ceases to be an employee of the Company, (ii) three (3) months if the optionee dies while in the employ of the Company and (iii) one (1) year if the optionee becomes disabled within the meaning of Section 22(e)(3) of the Code. Generally, Non-Qualified Stock Options ('NQSOs'), to the extent such options are vested, will expire immediately upon the termination of the optionee's employment with the Company; provided, however, such termination is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or not-disclosure agreement. Notwithstanding, an NQSO, to the extent such options are vested, will be exercisable within a period of (i) three (3) months if the optionee dies while in the employ of the Company and (ii) one (1) year if the optionee becomes disabled within the meaning of Section 22(e)(3) of the Code. Pursuant to the 2000 Plan and in compliance with the Code, to the extent that the aggregate fair market value, determined by the date or dates of grant, for which ISOs are first exercisable by an optionee during any calendar year exceeds $100,000, such options shall be treated as NQSOs.

FEDERAL TAX CONSEQUENCES

    The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to options granted pursuant to the 2000 Plan and with respect to the shares of Common Stock of the Company issuable upon the exercise thereof.

ISOS

    In general, an optionee will not recognize regular income upon the grant or exercise of an ISO. The basis of shares transferred to an optionee pursuant to the exercise of an ISO is the price paid for such shares (i.e., the exercise price). Instead, an optionee will recognize taxable income upon the sale of Common Stock issuable upon the exercise of an ISO. Notwithstanding, the exercise of an ISO may subject the optionee to the alternative minimum tax.

    In general, the tax consequences of selling Common Stock issuable upon the exercise of an ISO will vary with the length of time that the optionee holds such Common Stock prior to such sale. An optionee will recognize long-term capital gain or loss equal to the difference between the sale price of the Common Stock and the exercise price if the optionee sells the Common Stock after having had owned it for at least (i) two (2) years from the date the option was granted (the 'Grant Date') and (ii) one (1) year from the date the option was exercised (the 'Exercise Date').

    However, an optionee will recognize ordinary compensation income and capital gain (if the sale price is greater than exercise price) or loss (if the sale price is less than the exercise price), if the optionee sells the Common Stock issuable upon the exercise of an ISO prior to having had owned it for less than
(i) two (2) years from the Grant Date and (ii) one (1) year from the Exercise Date. The capital gain or loss will be treated as long-term capital gain or loss if the optionee has held the Common Stock for more than one (1) year prior to the date of sale.

NQSOS

    As in the case of ISOs, an optionee will recognize no income tax upon the grant of an NQSO. Unlike an ISO, however, an optionee exercising an NQSO will recognize ordinary income tax equal to the excess of the fair market value of the Company's Common Stock on the Exercise Date over the exercise price.

    With respect to the Common Stock issuable upon the exercise of an NQSO, a optionee generally will have a tax basis equal to the fair market value of the stock on the Exercise Date. Upon the subsequent sale of Common Stock issuable upon the exercise of an NQSO, an optionee will recognize a capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the Common Stock and the amount realized upon disposition; provided, however, that the optionee has owned the Common Stock for a period of one (1) year.

TAX CONSEQUENCES TO THE COMPANY

    The grant of ISOs and NQSOs under the 2000 Plan will have no tax consequences to the Company. Furthermore, in the case of ISOs, the Company will not experience any tax consequences relating to the exercise of ISOs granted under the 2000 Plan nor the exercise thereof. Notwithstanding, the Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income, including a Disqualifying Disposition or a
Section 83(b) Election, upon the exercise of an NQSO; provided, however, that such deduction will be subject to the limitation of Section 162(m) promulgated under the Code.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of independent accountants of the Company recommended by the Audit Committee and selected by the Board of Directors for the current fiscal year is Lazar Levine & Felix LLP. The Board of Directors expects that representatives of Lazar Levine & Felix LLP will be present at the Meeting, have the opportunity to make a statement if they desire to do so, and be expected to be available to respond to appropriate questions.

GENERAL

    The Management of the Company does not know of any matters other than those stated in the Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

    The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expense in sending proxies and proxy material to principals. Proxies may be solicited by mail, personal interview, telephone and fax.

    THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE ANNUAL REPORT OF THE COMPANY ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS, NOTES AND SCHEDULES THERETO. ALL SUCH REQUESTS SHOULD BE DIRECTED TO: MS. REED E. DUBOW, SECRETARY, WIRELESS TELECOM GROUP, INC., EAST 64 MIDLAND AVENUE, PARAMUS, NEW JERSEY 07652.

                     STOCKHOLDER PROPOSALS TO BE PRESENTED
                           AT THE NEXT ANNUAL MEETING

    Stockholder Proposals. Proposals of stockholders intended to be presented at the Company's 2002 Annual Stockholder Meeting (i) must be received by the Company at its offices no later than February 6, 2002, 90 days preceding the one year anniversary of the Mailing Date, (ii) may not exceed 500 words and
(iii) must otherwise satisfy the conditions established by the Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

    Discretionary Proposals. Stockholders intending to commence their own proxy solicitations and present proposals from the floor of the 2002 Annual Stockholder Meeting in compliance with Rule 14a-4 promulgated under the Securities Exchange Act of 1934, as amended, must notify the Company before April 7, 2002, 30 days preceding the one year anniversary of the Mailing Date, of such intentions. After such date, the Company's proxy in connection with the 2002 Annual Stockholder Meeting may confer discretionary authority on the Board to vote.

                                          By Order of the Board of Directors,
                                          REED E. DUBOW
                                          Secretary

Dated: May 7, 2001

                                                                      APPENDIX A

                          WIRELESS TELECOM GROUP, INC.
                                    CHARTER
                             OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

I. Purpose

    The Audit Committee (the 'Committee') is a standing committee of the Board of Directors (the 'Board') of Wireless Telecom Group, Inc., a New Jersey corporation (the 'Company'). Its primary function is to assist the Board in fulfilling its oversight responsibilities by:

     Reviewing the financial reports and other financial information provided by the Company to any governmental body or the public;

     Reviewing the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally;

     Reviewing the audit efforts of the Company's independent auditors; and

     Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

    The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. Composition

    The Committee shall be comprised of three directors, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

    Directors with any of the following relationships will not be considered independent:

     a director being employed by the Company or any of its affiliates for the current year or any of the past three years;

     a director accepting any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service or benefits under a tax-qualified retirement plan or non-discretionary compensation;

     a director being a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

     a director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or the business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     a director being employed as an executive of another company where any of the Company's executives serves on that company's compensation committee.

    A director who is not independent and is not a current employee or an immediate family member of such employee may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interest of the Company and its shareholders, and the Company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

    All members of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or will be able to do so within a reasonable period of time after appointment to the Committee. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

    The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board, and shall serve on the Committee for a term coinciding with their Board term. If a Chair of the Committee is not appointed by the Board, the Committee shall itself elect a Chair.

III. Meetings

    The Committee shall meet annually, or more frequently as circumstances dictate. The purpose of the two scheduled meetings of the audit committee is to review and approve the annual financial results of the Company prior to release and to review and approve the scope of the annual audit to be performed by the Company's independent auditors. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Company's financial statements.

IV. Responsibilities and Duties

    To fulfill its responsibilities and duties the Committee shall:

    Documents/Reports Review

     Review and reassess the adequacy of this Charter annually and report to the Board any recommended changes to this Charter. The Committee shall submit the Charter to the full Board for approval and have the document published at least every three years in accordance with the Regulations of the Securities and Exchange Commission ('SEC').

     Review the Company's annual audited financial statements and any reports or other financial information prior to filing with, or distribution to, the SEC, any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, estimates and judgments.

     In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. The Committee should also review significant findings prepared by the independent auditors, with management's responses, the status of management's responses to previous recommendations from the independent auditors and the status of any previous instructions to management from the Committee.

     Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing with the SEC or distribution to persons outside of the Company. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Committee for purposes of this review.

     Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the competence and adequacy of financial and accounting procedures of the Company. On the basis of this review, make recommendations to the Board for any changes that seem appropriate.

V. Independent Auditors

     The independent auditors are ultimately accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the independent auditors and annually recommend to the Board the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     Approve the fees and other significant compensation to be paid to the independent auditors.

     On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     Review the independent auditors audit plan, discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

     Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

VI. Legal Compliance

     On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

VII. Other Matters

     Annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

     Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

     Review financial and accounting personnel succession planning with the company.

     Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

     Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

     Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

                                APPENDIX I

                                                                           PROXY

                          WIRELESS TELECOM GROUP, INC.
               EAST 64 MIDLAND AVENUE, PARAMUS, NEW JERSEY 07652
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints Messrs. Edward J. Garcia and Demir Richard Eden as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the Common Stock of Wireless Telecom Group, Inc. held of record by the undersigned on April 30, 2001, at the Annual Meeting of Stockholders to be held on Friday, June 29, 2001 or any adjournment thereof.

1. Election of each EDWARD J. GARCIA, JOHN WILCHEK, DEMIR RICHARD EDEN, FRANKLIN
   H. BLECHER and HENRY L. BACHMAN as directors,

   FOR all five nominees listed (except as marked to the contrary
   above): [ ]                      WITHHOLD AUTHORITY [ ]

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY OF THE NOMINEES STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE)

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2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.





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    PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT
TENANTS, BOTH SHOULD SIGN.

                                              Dated: _____________________, 2001

                                              Signature: _______________________

                                              Signature if held jointly: _______

                                              WHEN SIGNING AS ATTORNEY, AS
                                              EXECUTOR, AS ADMINISTRATOR,
                                              TRUSTEE OR GUARDIAN, PLEASE GIVE
                                              FULL TITLE AS SUCH. IF A
                                              CORPORATION, PLEASE SIGN IN FULL
                                              CORPORATE NAME BY PRESIDENT OR
                                              OTHER AUTHORIZED OFFICER. IF A
                                              PARTNERSHIP, PLEASE SIGN IN
                                              PARTNERSHIP NAME BY AUTHORIZED
                                              PERSON.